EXHIBIT 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Bakhu Holdings Corp. (the “Company”) on Form 10-Q for the period ended January 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Stevens, Court-Appointed Receiver for the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 6, 2018

/s/ Robert Stevens
Robert Stevens
Court-Appointed Receiver
Acting under its statutory authority (principal executive officer)